UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	46-1961563 (IRS Employer Identification No.)

12300 Liberty Boulevard, Englewood, CO 80112
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.	Results of Operations and Financial Condition.
Item 7.01	Regulation FD Disclosure.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 2.02.  Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure

On August 2, 2013, Virgin Media Inc. (the "Company") issued a press release providing details of its results as at and for the three and six months ended June 30, 2013. A copy of the press release is attached as Exhibit 99.1.
The press release attached hereto as Exhibit 99.1 is being furnished to the SEC under both Item 2.02 “Results of Operations and Financial Condition” and 7.01 “Regulation FD Disclosure” of Form 8-K. The information furnished pursuant to this Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release, dated August 2, 2013, issued by Virgin Media Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 2, 2013

VIRGIN MEDIA INC.

By:	/s/ Leonard P. Stegman
Name:	Leonard P. Stegman
Title:	Vice President

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated August 2, 2013, issued by Virgin Media Inc.